Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Vaccinogen, Inc. (“Vaccinogen”) on Form 10-K for the fiscal year ended December 31, 2014 as filed with the Securities and Exchange Commission on April 15, 2015 (the “Report”), Andrew L. Tussing, President, Chief Executive Officer and acting Chief Financial Officer of Vaccinogen, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Vaccinogen.

Date: April 15, 2015

By:	/s/ Andrew L. Tussing
Name:	Andrew L. Tussing
Title:	President, Chief Executive Officer and acting Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)